                                  STB SYSTEMS, INC.

                                   3,000,000 SHARES
                                     COMMON STOCK
                              (PAR VALUE $.01 PER SHARE)

                                UNDERWRITING AGREEMENT




                                                                  March __, 1998


CIBC Oppenheimer Corp.
Hambrecht & Quist LLC
Hoak Breedlove Wesneski & Co.
The Buckingham Research Group, Incorporated
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  19281

On behalf of the Several
Underwriters named in
Schedule I attached hereto

Ladies/Gentlemen:

     STB Systems, Inc., a Texas corporation (the "Company"), and each person listed under the caption "Selling Shareholders" on Schedule II to this Agreement (individually, a "Selling Shareholder" and collectively the "Selling Shareholders") propose to sell to you and the other underwriters named in
Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of 3,000,000 shares of the Company's common stock, $0.01 par value (the "Common Stock"), of which 2,775,000 shares are to be issued and sold by the Company (the "Company Firm Shares") and 225,000 shares are to be sold by the Selling Shareholders (the "Selling Shareholder Firm Shares"). The Company Firm Shares and the Selling Shareholder Firm Shares are hereinafter referred to collectively as the "Firm Shares." In addition, the Company and the Selling Shareholders propose to grant to the Underwriters the option to purchase up to an aggregate of 450,000 shares of Common Stock (collectively, the "Option Shares") for the purpose of covering over-allotments in connection with the sale of the Firm Shares. Of the total of 450,000 Option Shares, the Company proposes to grant to the Underwriters the option to purchase up to an aggregate of 225,000 shares (the "Company Option Shares") and (ii) and each of the three Selling Shareholders, severally and not jointly, proposes to grant to the Underwriters the option to purchase up to an aggregate of 75,000 shares (individually, the "Selling Shareholder Option Shares"). The Company Firm Shares and the Company Option Shares are hereinafter called the "Company Shares" and the Selling Shareholder Shares and the Selling Shareholder Option Shares of each Selling Shareholder are hereinafter referred to collectively as the "Selling Shareholder Shares." The Company Shares and the Selling Shareholder Shares are hereinafter referred to collectively as the "Shares."

     1.   SALE AND PURCHASE OF THE SHARES
 .
     On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

     (a) Each of the Company and the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at $_____ per share (the "Initial Price"), the respective number of Company Firm Shares and Selling Shareholder Firm Shares set forth opposite the names of the Company and the Selling Shareholders on Schedule II to this Agreement. The obligation of each Underwriter to the Company and to each Selling Shareholder shall be to purchase from the Company or such Selling Shareholder that number of Company Firm Shares or Selling Shareholder Firm Shares, as the case may be, which (after adjustment by the Representatives to eliminate fractions) is in the same proportion to the number of Company Firm Shares or Selling Shareholder Firm Shares, as the case may be, set forth opposite the name of the Company or such Selling Shareholder in Schedule II hereto as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I to this Agreement (subject to adjustment as provided in Section 10 hereto) bears to the total number of Firm Shares to be sold by the Company and the Selling Shareholders pursuant to this Agreement.

     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares, the Company and each of the Selling Shareholders, severally and not jointly, hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (after adjustment by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

     2.   DELIVERY AND PAYMENT.

     Delivery by the Company and the Selling Shareholders of the Firm Shares to the Representatives for the respective accounts of the several Underwriters, and payment of the purchase price by certified or official bank check or checks payable (or wire transfer or transfers) in New York Clearing House funds (or similar next day funds) to the Company and the Custodian (as hereinafter defined) or the benefit of the Selling Shareholders, shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, at 6:00 a.m., local time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of


                                      [2]
delivery and payment are called the "Firm Shares Closing Date"); provided, however, that if the Company has not made available to the Representatives copies of the Prospectus (as defined below) within the time provided in Section 6.I.(d) hereof, the Closing Date shall be postponed until the second full business day following delivery of copies of the Prospectus to the Representatives.

     In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House funds (or similar next day funds) to the Company shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

     The certificates in negotiable form for the Selling Shareholder Firm Shares have been placed in custody under the Custody Agreement (as defined below) and this Agreement. Each Selling Shareholder agrees that the certificates for the Selling Shareholder Firm Shares of such Selling Shareholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholder for such custody, including the Power of Attorney is to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated by the act of such Selling Shareholder or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If any Selling Shareholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Selling Shareholder Firm Shares hereunder, the Selling Shareholder Firm Shares to be sold by such Selling Shareholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

     Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in
Section 1(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, at least one full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

     It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares or the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.


                                      [3]

     3.   REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING.

       The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Securities Act Rules") adopted by the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-3 (No. 333-_______), including a prospectus subject to completion relating to the Shares, and has filed with the Commission the registration statement and such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Securities Act Rules as may have been required to the date of this Agreement. Copies of such registration statement and amendments and of each related prospectus subject to completion (the "preliminary prospectuses"), including all documents incorporated by reference therein, and of any abbreviated registration statement pursuant to Rule 462(b) of the Securities Act Rules have heretofore been delivered by the Company to you. The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act.

     The registration statement as amended at the time and on the date it became effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the registration statement pursuant to Rule 424(a), Rule 430A and Rule 434 of the Securities Act Rules, is called the "Registration Statement" (except that if any amendment to the Registration Statement, or any abbreviated registration statement deemed to be part of the Registration Statement pursuant to Rule 462(b) of the Securities Act Rules, shall be filed after the Effective Date, the term "Registration Statement" shall also mean (from and after the effectiveness of such amendment or such abbreviated registration statement) such Registration Statement as so amended. The term "Prospectus" means the prospectus included in the Registration Statement at the time of effectiveness (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) or Rule 434 of the Securities Act Rules, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d), as the case may be, of the Securities Act Rules), except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the prospectus on file with the Commission at the time the registration statement became or becomes, as the case may be, effective (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424 of the Securities Act Rules), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. Any reference to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of the Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used in this Agreement, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto.

     The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Shareholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed


                                      [4]
each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDERS.

     I. The Company hereby represents and warrants to each Underwriter and each Selling Shareholder as follows:

     (a) The Registration Statement was declared effective under the Securities Act by the Commission at [__:00 _.m. on March _, 1998. On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Securities Act Rules; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Securities Act Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Securities Act Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that none of the representations and warranties contained in this subparagraph shall apply to information contained in or omitted from the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter through the Representatives specifically for inclusion therein or written information provided to the Representatives by any Selling Shareholder in such Selling Shareholder's capacity as such specifically for inclusion therein. The Company makes no representation or warranty as to (i) the last paragraph on the outside front cover page of the Prospectus, (ii) the paragraphs with respect to stabilization and passive market making on the inside front cover page of the Prospectus and (iii) the statements contained in the third and fifth paragraphs under the caption "Underwriting" in any preliminary prospectus and in the Prospectus. The Company and each of the Selling Shareholders acknowledge that the statements referred to in the previous sentence constitute the only information furnished in writing by the Representatives on behalf of the several Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus or any Incorporated Document. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus.

     The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act Rules"); any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the Exchange Act Rules; no


                                      [5]
such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such further amendment will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) The consolidated financial statements (including all notes and schedules thereto) of the Company included or incorporated by reference in the Registration Statement and the Prospectus comply with the requirements of the Securities Act and the Securities Act Rules and present fairly on a consolidated basis the financial position, the results of operations and cash flows and the shareholders' equity and deficit and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved except as may be otherwise stated therein, and all adjustments necessary for a fair presentation of the results for such periods have been made; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been prepared on a basis consistent with such financial statements and the books and records of the Company.

     (c) Price Waterhouse LLP, whose reports are included or incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Securities Act Rules.

     (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas. Each of STB Assembly, Inc., a Texas corporation, ("STB Assembly"), STB de Mexico, S.A. de C.V., a Mexican corporation ("STB Mexico"), Maquilados Continentales de Chihuahua, a Mexican corporation ("Maquilados Continentales"), Symmetric Simulation Systems, Inc., a Texas corporation ("Symmetric") (collectively, the "subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. Neither the Company nor any of its subsidiaries owns, directly or indirectly, any interest in, or controls, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than as disclosed in the Registration Statement and the Prospectus. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of their assets or properties (owned, leased or licensed) or the nature of their business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise. As of the date hereof, all of the issued and outstanding shares of capital stock of each of its subsidiaries are owned, directly or indirectly, by the Company free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title. All of the issued and outstanding shares of capital stock of each subsidiary have been validly authorized and issued and are fully paid and non-assessable, and there are outstanding no other equity or other securities or any securities convertible into capital stock of any subsidiary, nor are there any rights to acquire capital stock or other equity securities of any subidiary. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than STB Assembly, STB Mexico, Maquilados Continentales and Symmetric,


                                      [6]
all of which are listed on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1997.

     (e) Neither the Company nor any of its subsidiaries owns, leases or licenses any asset or property or conducts any business outside the United States of America that is required to be disclosed in the Registration Statement and the Prospectus other than as disclosed in the Registration Statement and the Prospectus. Each of the Company and its subsidiaries has the requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity domestic or foreign ("Permits"), to own, lease and license their assets and properties and conduct their businesses as now being conducted and as described in the Registration Statement and the Prospectus, except where the lack of such Permit would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise; no such Permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; the Company and its subsidiaries have fulfilled and performed in all material respects their obligations with respect to such Permits and, to the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or any other material impairment of the rights of the holder thereof; and the Company has the requisite corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under the Securities Act, the Exchange Act, under state and foreign Blue Sky laws and from the National Association of Securities Dealers, Inc. (the "NASD").

     (f) The Company or its subsidiaries owns each of the patents and patent applications referred to in the Registration Statement and the Prospectus under the caption "Business -- Intellectual Property" (the "Patents and Patent Applications") and, except as disclosed in the Registration Statement and the Prospectus, (i) each of the Company and its subsidiaries owns or possesses, or could obtain ownership or possession of (on terms not materially adverse to the consolidated financial position, shareholders' equity, results of operations of the Company and its subsidiaries considered as one enterprise) adequate and enforceable rights to use all other patent applications, patents, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively with the Patents and Patent Applications, the "Intangibles") necessary for the conduct of their businesses as described in the Registration Statement and the Prospectus and (ii) neither the Company nor any subsidiary has infringed, is infringing, or has received any notice of infringement of any Intangible of any other person other than patents or trademarks, and neither the Company nor any subsidiary has received any notice of infringement of, or to the knowledge of the Company, has infringed or is infringing, any patents or trademarks of any other person that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise and the Company knows of any basis therefor. The expiration of any Intangibles would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     (g) Each of the Company and its subsidiaries has good and marketable title in fee simple to each of the items of real property and good title to each of the items of personal property which are reflected in the financial statements referred to in Section 4.I.(b) or are referred to in the Registration Statement and the


                                      [7]

Prospectus as being owned by them, and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by them (except as the enforcement of such leasehold interests may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law), in each case free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     (h) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is generally deemed adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

     (i) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the knowledge of the Company, threatened (and neither the Company nor any subsidiary knows of any basis therefor) against, or involving the assets, properties or business of, the Company or any subsidiary or, to the knowledge of the Company, any of their respective officers or directors that could be reasonably likely to affect materially and adversely the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business; there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company and its subsidiaries considered as one enterprise nor has the Company or any subsidiary sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood, wind or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any subsidiary has undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business.

     (k) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus (or any Incorporated Document) or any or to be filed as an exhibit to the Registration Statement (or any Incorporated Document) that is not described or filed as required by the Securities Act Rules or the Exchange Act or the Exchange Act Rules. Each agreement listed in the Exhibits to the Registration Statement (or any Incorporated Document) is either (i) in full force and effect and is valid and enforceable by the Company or its subsidiaries, as the case may be, in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto and except as the enforcement of such agreement may be limited by bankruptcy, insolvency, reorganization, arrangement,


                                      [8]
fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law) or
(ii) has expired by its terms. Neither the Company nor any subsidiary, nor to the knowledge of the Company, any other party is in material default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a material default, in any such case which material default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise. No material default exists, and no event has occurred which with notice or lapse of time or both would constitute a material default, in the due performance and observance of any material term, covenant or condition, by the Company or any subsidiary, as the case may be, under any such agreement or any other bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument to which the Company or any subsidiary, as the case may be, is a party or by which it or its properties or businesses may be bound or affected, which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     (l) Each of the Company and its subsidiaries is not in violation of any term or provision of its charter, bylaws or other organizational documents. Neither the Company nor any subsidiary is in violation of any term or provision of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     (m) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Company Firm Shares by the Company or the sale of the Selling Shareholder Firm Shares) will
(i) violate any provision of the charter, bylaws or other organizational documents of the Company or any of its subsidiaries, or (ii) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in a material breach of any term or provision of, or constitute a material default (or an event which with notice or lapse of time or both would constitute a material default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to the terms of, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument, to which the Company or any subsidiary is a party or by which they or any of their properties is bound, or (iii) result in the material violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any subsidiary (except for such consents or waivers which have already been obtained and are in full force and effect).

     (n) The Company and each subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any subsidiary would have any liability; neither the Company nor any subsidiary has incurred or expects to incur liability under
(i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and


                                      [9]
published interpretations thereunder (the "Internal Revenue Code"); and each "pension plan" for which the Company or any subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Internal Revenue Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (o)  The authorized, issued and outstanding capital stock of the Company on
(i) an actual basis (prior to the sale of the Company Firm Shares), and (ii) on an as adjusted basis (after giving effect to the sale of the Company Firm Shares) is as set forth under the caption "Capitalization" in the Prospectus (including the assumptions set forth in the introductory paragraph to the table and the footnote to the table) as of the date specified therein. All of the issued and outstanding securities of the Company and its subsidiaries have been duly and validly issued and are fully paid (and, in the case of any equity securities, nonassessable) and were issued and sold in compliance with (or, as of the date hereof, all such issuances and sales have been brought into compliance with) all applicable United States federal and state securities laws, and none of them was issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right that, as of the date hereof, has not been legally and validly waived by each holder of such rights. The Company Shares, when sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, will be free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title, and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of securityholders exists with respect to any of such Shares or the issue and sale thereof by the Company and the sale thereof by the Selling Shareholders pursuant to this Agreement. As of the date hereof, there are no shares of convertible preferred stock outstanding of the Company or outstanding options, convertible notes and warrants of the Company except for any stock options exercisable for the Company's Common Stock only. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any capital stock of the Company or any subsidiary or any security convertible into, or exercisable or exchangeable for, any capital stock of the Company or any subsidiary. The Company's Preferred Stock (the "Preferred Stock") and Common Stock described under the caption "Description of Capital Stock" and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

     (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, neither the Company nor any subsidiary has (i) issued any securities or incurred any liability or obligation that is material to the Company and its subsidiaries considered as one enterprise, direct or contingent, for borrowed money, (ii) entered into any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions in the ordinary course of business, or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

     (q) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Company Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it, in accordance with its terms, except as the enforcement hereof may be limited by
(i) bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law) and


                                      [10]

(ii) the extent to which the rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws.

     (r) Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     (s) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any subsidiary (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or any subsidiary, in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, individually or in the aggregate with all such violations and remedial actions, a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any subsidiary or with respect to which the Company or any subsidiary has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

     (t) No transaction has occurred between or among the Company or any subsidiary and any of their officers, directors or five percent shareholders or any affiliate or affiliates of any such officer, director or five percent shareholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

     (u) Neither the Company nor any subsidiary has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     (v) The Company and each of its subsidiaries has duly filed with the appropriate taxing authorities all Tax Returns (as hereinafter defined) required to be filed through the date of this Agreement by any of them, or have received extensions thereof, and has paid all taxes shown on such returns and all assessments received by them to the extent that the same are material to the Company and its subsidiaries considered as one enterprise and have become due. The term "Tax Returns" means any return supplied by the Company or any subsidiary to, or any assessment received from, a taxing authority in the United States, Mexico or elsewhere.


                                    [11]

     (w) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (aa) Neither the Company nor any subsidiary, nor, to the knowledge of the Company, any affiliate of the Company or any subsidiary or any other person acting on its or their behalf has directly or indirectly (i) used any corporate funds for any unlawful payment to any foreign or domestic governmental or judicial officials or employees, (ii) made any unlawful payment (including any bribe, rebate, payoff, kickback or influence payment) to any person or entity, private or public, whether in the form of cash, property, services or otherwise,
(iii) violated or is in violation of any provision of federal or state laws relating to corruption of governmental officials or representatives, including the Foreign Corrupt Practices Act of 1977 and similar laws, (iv) established or maintained any fund of monies or other assets for the purposes specified in clauses (i) or (ii) above or (v) made any false or fictitious entry on the books or records of the Company or any subsidiary relating to any payment referred to in clauses (i) or (ii) above.

     (bb) The Company is not and, upon sale of the Shares to be issued and sold in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder.

     (cc) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market, subject to official notice of issuance. The Company has duly filed a Nasdaq National Market Notification Form for Listing of Additional Shares and has filed or will file a Form 10-C with respect to the sale and issuance of the Shares in accordance with the rules and regulations of the NASD and the Commission.

     (dd) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

     (ee) The Company has duly filed on a timely basis with the Commission all reports, registration statements and other documents required by the Securities Act, the Securities Act Rules, the Exchange Act and the Exchange Act Rules. All of such reports, registration statements and other documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act, the Securities Act Rules, the Exchange Act and the Exchange Act Rules, as appropriate. None of such reports, registration statements or other documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (ff) Each of the Company's officers and directors and each of Selling Shareholders has agreed in writing that they will not, for a period of 90 days after the date of the Prospectus (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares


                                    [12]
of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of CIBC Oppenheimer Corp. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers and directors and the Selling Shareholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers or directors or the Selling Shareholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of CIBC Oppenheimer Corp.

     II. Each Selling Shareholder, severally and not jointly and only as to himself, represents and warrants and agrees with each Underwriter, the Company and each other Selling Shareholder that:

     (a) Such Selling Shareholder is on the date hereof the sole lawful owner of the Shares to be sold by it pursuant to this Agreement; such Selling Shareholder, at all times prior to each applicable Closing Date, shall be the sole lawful owner of the Shares to be sold by it pursuant to this Agreement, and has, and on such Closing Date will have, valid marketable title to the Shares to be sold by it pursuant to this Agreement, free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title and, upon the delivery of and payment for the Shares to be sold by such Selling Shareholder as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title; and there are no outstanding options, warrants, rights or other agreements or arrangements requiring such Selling Shareholder at any time to transfer any Shares to be sold by it to the several Underwriters pursuant to this Agreement, except pursuant to the terms of this Agreement.

     (b) Such Selling Shareholder has on the date hereof and, on each applicable Closing Date will have, full legal right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder to the several Underwriters pursuant to this Agreement; if such Selling Shareholder is not a natural person, such Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and this Agreement has been duly authorized by such Selling Shareholder by all necessary action (corporate, partnership or otherwise); this Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding obligation of such Selling


                                    [13]

Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (ii) the extent to which the rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of or a default under any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument to which such Selling Shareholder is a party or by which its properties or businesses or the Shares to be sold by such Selling Shareholder hereunder may be bound or affected or, to the best of such Selling Shareholder's knowledge, result in any violation of any applicable law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or, if such Selling Shareholder is other than a natural person, result in the violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

     (c) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, an irrevocable Power of Attorney (the "Power of Attorney") appointing James L. Hopkins and Bryan F. Keyes as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with ChaseMellon Shareholder Services, L.L.C., as custodian (the "Custodian"), (ii) such Selling Shareholder has full right, power and authority to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder pursuant to this Agreement and such Custody Agreement; if such Selling Shareholder is not a natural person, such Selling Shareholder's Custody Agreement has been duly authorized by such Selling Shareholder by all necessary action (corporate, partnership or otherwise); such Selling Shareholder's Custody Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law); and the performance of such Selling Shareholder's Custody Agreement and the consummation of the transactions therein contemplated will not result in a breach of or a default under any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument to which such Selling Shareholder is a party or by which its properties or businesses or the Shares to be sold by such Selling Shareholder hereunder may be bound or affected or, to the best of such Selling Shareholder's knowledge, result in any violation of any applicable law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body having jurisdiction over such Selling Shareholder or, if such Selling Shareholder is other than a natural person, result in the violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

     (d) Each Attorney-in-Fact, acting alone, has been duly authorized to execute and deliver this Agreement and the certificate referenced in Section 5(f) hereof on behalf of the Selling Shareholder that appointed him as Attorney-in-Fact, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 1(a) hereof, to authorize the delivery to the several Underwriters of the Shares to be sold by each Selling Shareholder, against payment therefor, to duly endorse


                                    [14]

(in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder.

     (e) The appointment of the Attorney-in-Fact by each Selling Shareholder is irrevocable; and the obligations of such Selling Shareholder pursuant to this Agreement shall not be terminated except as provided in this Agreement and such Selling Shareholder's Custody Agreement, by any act of such Selling Shareholder, by operation of law or otherwise, whether in the case of an individual Selling Shareholder by the death or incapacity of such Selling Shareholder, or by the occurrence of any other event.

     (f) The Attorney-in-Fact has received from each Selling Shareholder, and immediately upon receipt therefrom, delivered to the Custodian a certificate or certificates in negotiable form evidencing the Shares to be sold by each Selling Shareholder pursuant to such Selling Shareholders' Custody Agreement and this Agreement; such Custody Agreement and the authority of the Custodian thereunder are irrevocable and are not subject to termination by such Selling Shareholder, except as provided in such Custody Agreement, or by operation of law, whether by the death or incapacity of such Selling Shareholder (if such Selling Shareholder is an individual), the death or incapacity of any trustee or executor or the termination of any trust or estate (if such Selling Shareholder is a trust or estate), the dissolution or liquidation of any corporation, partnership or other organization (if such Selling Shareholder is a corporation, partnership or other organization), or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Shares to the several Underwriters hereunder, certificates for such Shares shall be delivered by the Custodian, on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and such Selling Shareholder's Custody Agreement, and any action taken by the Custodian pursuant to such Selling Shareholder's Custody Agreement shall be as valid as if such event had not occurred, whether or not the Custodian, the Custody Attorney-in-Fact, or any one of them, shall have received notice of such event.

     (g) No transaction has occurred between such Selling Shareholder and the Company or any subsidiary that is required to be described in and is not described in the Registration Statement and the Prospectus; such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a preliminary prospectus or the Prospectus; such Selling Shareholder is not prompted to sell the Shares to be sold by such Selling Shareholder hereunder by any information concerning the Company or any of its subsidiaries that is not set forth in the Registration Statement, any preliminary prospectus or the Prospectus; such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which will reasonably be expected to constitute, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

     (h) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right, registration right, right of first refusal or other similar right to purchase any of the Shares to be sold to the several Underwriters by the Company or any other Selling Shareholder pursuant to this Agreement; and such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities of the Company or any subsidiary, other than those described in the Registration Statement and the Prospectus.


                                    [15]

     (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, such Selling Shareholder will deliver to the Representatives on or prior to each applicable Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department Regulations in lieu thereof).

     (j) Such Selling Shareholder hereby repeats and confirms as if set forth herein each of the representations, warranties and agreements made by such Selling Shareholder in its Custody Agreement and agrees that such representations, warranties and agreements are made hereby for the benefit of, and may be relied upon by, (i) the Representatives, the Underwriters and Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, as counsel to the Underwriters, (ii) the Company and Lock Purnell Rain Harrell, as counsel to the Company, (iii) __________, as counsel to the Selling Shareholders and (iii) each other Selling Shareholder.

     (k) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to each applicable Closing Date; and will advise one of its Attorneys and CIBC Oppenheimer Corp. prior to each applicable Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 5(f) would be inaccurate if made as of the applicable Closing Date.

     (l) Each Selling Shareholder will not, during the Lock-Up Period, effect the Disposition of any Securities now owned or hereafter acquired directly by such Selling Shareholder or with respect to which such Selling Shareholder has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such Selling Shareholder, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, or (iii) with the prior written consent of CIBC Oppenheimer Corp. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Shareholder. Such prohibited hedging or other transactions would including, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Such Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by such Selling Shareholder except in compliance with this restriction.

     (m) Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

     III. In addition to the representations and warranties set forth in Section 4.II. hereof, William E. Ogle, in his individual capacity as a Selling Shareholder and not as an officer or director of the Company, severally and not jointly and only as to himself, represents and warrants and agrees with each Underwriter, the Company and each other Selling Shareholder that


                                    [16]

     (a) He has read the Registration Statement and the Prospectus and, to the best of his knowledge: (i) the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (ii) the Prospectus did not, as of each applicable Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) He is not aware that any of the representations and warranties of the Company set forth in Section 4.I. above is untrue or inaccurate in any material respect.

     5.   CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

     The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6.I.(a) hereof.

     (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been issued or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

     (c) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any material adverse change, or any development involving a prospective material adverse change, in or affecting the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise not contemplated by the Prospectus, which in your reasonable judgment, as Representatives of the several Underwriters, would materially and adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any of its subsidiaries or any officer or director of the Company or any of its subsidiaries which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein, or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your reasonable judgment, as Representatives of the several Underwriters, materially and adversely affect the market for the Shares.

     (d) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Sections 5(e) and 5(f) shall be true, correct and complete in all material respects when made and on and as of each Closing Date as if made on such date and each of the Company and the Selling Shareholders shall have performed all covenants and agreements and


                                    [17]
satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

     (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, signed by the Company's (i) Chairman of the Board and Chief Executive Officer,
(ii) Chief Financial Officer and Vice President of Strategic Marketing and (iii) Vice President of Administration and General Counsel,to the effect that, and the Representatives shall be satisfied that:

          (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the applicable Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date;

          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

          (iii) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto (and the Incorporated Documents, when such Incorporated Documents became effective or were filed with the Commission), contained all material information required to be included therein by the Securities Act and the Securities Act Rules (or the Exchange Act and the Exchange Act Rules, as the case may be), and in all material respects conformed to the requirements of the Securities Act and the Securities Act Rules (or the Exchange Act Rules, as the case may be), the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

          (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been
     (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise, (b) any transaction that is material to the Company and its subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business,
     (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its subsidiaries that is material to the Company and its subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been


                                    [18]
     sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

     (f) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of each Selling Shareholder (or, if such Selling Shareholder is not a natural person, an authorized officer thereof) to the effect that the representations and warranties of such Selling Shareholder in this Agreement are true, correct and complete in all material respects on and as of such Closing Date with the same effect as if made on such Closing Date and such Selling Shareholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date.

     (g) The Representatives shall have received at the time this Agreement is executed and on each Closing Date a letter or letters signed by Price Waterhouse LLP, addressed to the Company and the Representatives and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Securities Act Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

          (i) in their opinion the audited consolidated financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules;

          (ii) on the basis of carrying out certain procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company and its subsidiaries, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the latest audited financial statements, nothing came to their attention which caused them to believe that:


          (iii) There were, at a specified date not more than five business days prior to the date of the letter, any increases in the long-term liabilities of the Company and its subsidiaries considered as one enterprise, any increases in the capital stock of the Company or, as of the latest month-end for which financial statements are available, any decreases in working capital or shareholders' equity of the Company and its subsidiaries considered as one enterprise, as compared with the amounts shown on the January 31, 1998 consolidated balance sheet included in the Registration Statement and the Prospectus, or (B) for the period from February 1, 1998 to the latest month-end for which financial statements are available, there was any decrease in total net sales, any increase in losses before provision for income taxes or any decrease in income before provision for income taxes as compared with the corresponding amounts in the corresponding period in the quarter ended January 31, 1998 included in the Registration Statement and the Prospectus, except for those increases or decreases set forth in the letter, in which case the Company shall deliver to the Representatives a letter containing


                                    [19]
     an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

          (iv) They have performed certain other procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and reasonably specified by the Representatives agrees with the accounting records of the Company.

     References to the Registration Statement and the Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of the letter.

     (h) The Representatives shall have received on each Closing Date from Locke Purnell Rain Harrell, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

          (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

          (ii) Each of STB Assembly and Symmetric has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California. Each of STB Assembly and Symmetric is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise. All the outstanding shares of capital stock STB Assembly and Symmetric have been duly authorized and validly issued, are fully paid and nonassessable and, to the best of such counsel's knowledge, are wholly-owned by the Company, free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title.

          (iii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries owns, directly or indirectly, any interest in, or controls, directly or indirectly, any corporation, partnership, joint venture, association or other business organization other than as disclosed in the Registration Statement and the Prospectus.

          (iv) The Company has the requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectus.


                                    [20]

           (v) No consent, approval, authorization, permit, or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official or any financial institution is required on the part of the Company (except such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares or in connection with the clearance of the terms of the underwriting arrangements by the NASD, as to which such counsel need not express an opinion) for the execution, delivery and performance of this Agreement by the Company or the consummation of the transactions contemplated hereby.

          (vi) The Company has the requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Company Firm Shares to be sold by it to the several Underwriters as provided herein; all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement; this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company.

         (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization"; all of the outstanding shares of Common Stock (including the Selling Shareholder Firm Shares) have been, and the Company Firm Shares, upon issuance and delivery and payment therefor in the manner described herein, will be, duly authorized, validly issued, fully-paid and nonassessable.

        (viii) The authorized capital stock of the Company conforms in all material respects as to legal matters to the descriptions thereof contained in the Prospectus under the caption "Description of Capital Stock".

          (ix) The form of certificate evidencing the Shares conforms to the requirements of the Texas Business Corporation Act.

           (x) The Company Firm Shares to be issued and sold to the several Underwriters by the Company under this Agreement have been duly authorized and, when issued and delivered to the several Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive right, co-sale right, registration right, right of first refusal or other similar right contained in the Articles of Incorporation or Bylaws of the Company or any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which their properties are bound (collectively, the "Reviewed Documents") to which the Company or any of its subsidiaries is a party or by which they or any of their properties is bound.

          (xi) To such counsel's knowledge, except as described in the Registration Statement and the Prospectus (and any Incorporated Document), there are no outstanding options, warrants or other rights calling for the issuance of, and, to the knowledge of such counsel, there is no agreement, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into, exchangeable or exercisable for capital stock of the Company.

                                        [21]

         (xii) Except as described in the Registration Statement and the Prospectus (and any Incorporated Document), to the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or overtly threatened against, or involving the assets, properties or businesses of, the Company or any of its subsidiaries, or any of their respective officers, directors or five percent shareholders which if determined adversely could have a material adverse effect upon the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

        (xiii) To such counsel's knowledge, there is no bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument that is required to be described in the Registration Statement or the Prospectus (or any Incorporated Document) or to be filed as an exhibit to the Registration Statement (or any Incorporated Document) that is not described or filed as required, as the case may be.

         (xiv) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including the issuance and sale of the Company Firm Shares by the Company to the several Underwriters) will (i) conflict with the Articles of Incorporation or Bylaws of the Company or (ii) conflict with or result in a material breach or violation of, or constitute a material default (or an event that with the passage of time, notice of or both would constitute a material default) under, or result in the imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its subsidiaries pursuant to, the terms of any Reviewed Document or (iii) result in any material violation of (A) any applicable law, rule or regulation of the United States of America, the State of Texas (other than the bylaws and rules of the NASD or any state securities or Blue Sky laws applicable to the offering and sale of the Shares, as to which such counsel need not express an opinion) or (B) any order, decree or judgment known to such counsel to be applicable to the Company or any of its subsidiaries of any United States federal, state or local governmental authority or any court, regulatory body, administrative agency, governmental body or arbitrator.

          (xv) The Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities Act Rules; and each of the Incorporated Documents (except for the financial statements and notes and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) complied when filed pursuant to the Exchange Act as to form in all material respects with the requirements of the Securities Act and the Securities Act Rules and the Exchange Act and the Exchange Act Rules.

         (xvi) The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, are threatened or contemplated.

                                        [22]

        (xvii) To the knowledge of such counsel, except as set forth in the Registration Statement and the Prospectus (or any Incorporated Document), no holders of Common Stock or other securities of the Company have registration rights with respect thereto and, except as set forth in the Registration Statement and the Prospectus (or any Incorporated Document), all holders of securities of the Company having rights to registration of shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated hereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included Common Stock in the Registration Statement pursuant to the exercise of such rights.

     To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and its subsidiaries, the Selling Shareholders, and public officials, and may deliver the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the States of Texas and New York and the federal laws of the United States in place of the opinions required above from such counsel, but only to the extent such replaced opinions relate solely to matters governed by such other laws. Copies of such certificates and other opinions shall be addressed to and furnished to the Representatives and furnished to counsel for the Underwriters.

     In addition, such counsel shall state that such counsel has participated in conferences with representatives of the Representatives and with representatives of the Company and its independent public accountants concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified and is not passing upon the accuracy, completeness or fairness of such statements (except as specified in the foregoing opinion). Based upon and subject to the foregoing, nothing has come to the attention of such counsel that leads such counsel to believe that the Registration Statement at the time it became effective, and any Incorporated Document, when such documents became effective or were filed with the Commission (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need make no comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (and any Incorporated Document) (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which such counsel need make no comment) at the time it was first provided to the Underwriters for use in connection with the offering of the Shares or at the date of such counsel's opinion contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (i) The Representatives shall have received on each Closing Date from __________, Mexican counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

           (i) Each of STB Mexico and Maquilados Continentales been duly organized and is validly existing as a corporation in good standing under the laws of Mexico. Each of STB Mexico and Maquilados Continentales is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business,

                                        [23]
     results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

          (ii) The consummation of any of the transactions contemplated hereby (including the issuance and sale of the Company Shares by the Company to the several Underwriters) will not (i) conflict with the organizational documents of STB Mexico or Maquilados Continentales or (ii) conflict with or result in a material breach or violation of, or constitute a material default (or an event that with the passage of time, notice of or both would constitute a material default) under, or result in the imposition of any lien, charge or encumbrance upon any properties or assets of STB Mexico or Maquilados Continentales pursuant to, the terms of any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument known to such counsel to which STB Mexico or Maquilados Continentales is a party or by which they or any of their properties is bound or (iii) result in any material violation of (A) any applicable law, rule or regulation of any court or any governmental agency or body having jurisdiction over STB Mexico or Maquilados Continentales or
     (B) any order, decree or judgment applicable to STB Mexico or Maquilados Continentales of any governmental authority or any court, regulatory body, administrative agency, governmental body or arbitrator.

         (iii) Except as described in the Registration Statement and the Prospectus (or any Incorporated Document), to the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or overtly threatened against, or involving the assets, properties or businesses of, STB Mexico or Maquilados Continentales, or any of their respective officers or directors which if determined adversely could have a material adverse effect upon the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise.

     To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of STB Mexico and Maquilados Continentales and public officials. Copies of such certificates and other opinions shall be addressed to and furnished to the Representatives and furnished to counsel for the Underwriters.

     (j) The Representatives shall have received on each Closing Date from _________, counsel to the Selling Shareholders, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

           (i) This Agreement is a valid and binding obligation of each Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the enforcement hereof may be limited by
     (i) bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law) and (ii) the extent to which rights to indemnity or contribution under this Agreement may be limited by federal and state securities laws or the public policy underlying such laws; and to the best of such counsel's knowledge, the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of or a default under any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan

                                        [24]
     agreement, license or other material agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which his properties or businesses or the Shares to be sold by such Selling Shareholder hereunder may be bound or affected or result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body known to such counsel that is applicable to the sale of the Shares by such Selling Shareholder to the several Underwriters pursuant to this Agreement.

          (ii) The Custody Agreement of each Selling Shareholder is a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium or other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law); and, to such counsel's knowledge, the performance of each Selling Shareholder's Custody Agreement and the consummation of the transactions therein contemplated will not result in a breach of or a default under any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, license or other material agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which his properties or businesses or the Shares to be sold by such Selling Shareholder hereunder may be bound or affected or result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body known to such counsel that is applicable to the transactions contemplated by such Selling Shareholder's Custody Agreement.

         (iii) No consent, approval, authorization, permit or order of any court or governmental agency or body or, to the knowledge of such counsel, any financial institution is required to be obtained by any Selling Shareholder for the execution, delivery and performance of this Agreement or its Custody Agreement or the sale by such Selling Shareholder of the Shares to be sold by him hereunder, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the several Underwriters (as to which such counsel need not make any comment) and such as may be required under the rules of the NASD with respect to the underwriting arrangements reflected in this Agreement (as to which such counsel need not make any comment).

          (iv) Each Selling Shareholder has valid and marketable title to the Shares to be sold by it to the several Underwriters pursuant to this Agreement, free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title other than pursuant to this Agreement; each Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder, and, upon the delivery of and payment for the Shares to be sold by such Selling Shareholder to the several Underwriters pursuant to this Agreement, each of the Underwriters will receive valid and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, encumbrance, security interest, restriction, claim, equitable interest or other defect in title.

     (k) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares,

                                        [25]
the Registration Statement and the Prospectus, and such other related matters as the Representatives may request, and the Company and the Selling Shareholders shall have furnished to Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (l) The Representatives shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Representatives and dated such Closing Date, of the Secretary or an Assistant Secretary of the Company, signed in such officer's capacity as such officer, as to (i) its organizational documents, (ii) its board of directors and shareholders actions authorizing (A) the preparation, execution and filing of the Registration Statement, (B) the execution and delivery of this Agreement and the Custody Agreements, (C) the performance of the transactions contemplated by this Agreement, the Custody Agreements, the Registration Statement and the Prospectus and (D) the offering of the Shares and (iii) the incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement, the Custody Agreements and any other documents contemplated by the offering of the Shares.

     (m) The Representatives shall have received on each Closing Date, certificates of the Secretaries of State (or other relevant authorities) where the Company and each of its subsidiaries is incorporated and doing business as to the good standing of the Company and each of its subsidiaries, listing all charter documents on file, qualification of the Company to do business as a foreign corporation, payment of taxes and filing of annual reports. In addition, the Representatives shall have received copies of all charter documents of the Company and each of its subsidiaries certified by the Secretary of State (or other relevant authorities) of the jurisdiction of incorporation of each of the Company and each subsidiary.

     (n) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the Government of Cuba or with any person or affiliate located in Cuba.

     6.   COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

     I. The Company covenants and agrees with each of the Selling Shareholders and each of the several Underwriters as follows:

     (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Securities Act Rules as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Securities Act Rules, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to

                                        [26]
subparagraph (1) or (4) of Rule 424(b) of the Securities Act Rules or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; the Company shall promptly advise the Representatives (i) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (ii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives shall reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Securities Act Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Securities Act Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6.I., an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

     (c) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the twelve month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days thereafter if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company and its consolidated subsidiaries, covering such twelve month period, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Rules.

     (d) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Act Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and amendments thereto as the Representatives may reasonably request; provided, however, that the Company shall use reasonable efforts to furnish copies of the Prospectus and any term sheet or abbreviated term sheet under Rule 434 no later than the first full business day following the first day that Shares are traded.

     (e) The Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                                        [27]

     (f) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission. During such five-year period, if the Company shall continue to have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

     (g) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and the Prospectus. The Company will take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of the Investment Company Act and the rules and regulations thereunder.

     (h) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

     (i) Without the prior written consent of CIBC Oppenheimer Corp., for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission, or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for (i) the issuance of the Shares pursuant to the Registration Statement, (ii) the issuance of shares pursuant to the exercise of outstanding options or the grant or issuance of options under the Company's existing stock option plans and (iii) the issuance of shares upon the exercise of warrants outstanding on the date hereof.

     (j) The Shares to be purchased on such Closing Date by the several Underwriters shall have been approved for quotation on The Nasdaq National Market subject to notice of official issuance and, on or before completion of the transactions contemplated herein, the Company shall have made all filings required under applicable securities laws and by The Nasdaq National Market (including any required registration under the Exchange Act).

     II. Each of the Selling Shareholders, severally and not jointly, covenants and agrees with the Company, each other Selling Shareholder and the several Underwriters as follows:

     (a) The Company agrees with each of the Selling Shareholders and the several Underwriters to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses of the Company and the Selling Shareholders incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to (i) the preparation, printing, filing and distribution of the Registration Statement (including the exhibits thereto), each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement;
(ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6.I.(e), including the fees and disbursements of

                                        [28]
counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the public offering and the fees and disbursements of counsel to the Underwriters incurred in connection therewith; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6.I.(i); and (vii) inclusion of the Shares for quotation in The Nasdaq National Market. Subject to the provisions of Section 7, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters; provided, however, that in the event that the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or any Selling Shareholder to perform any agreement on their respective parts to be performed hereunder, or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 9(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 9(b)(i), the Company will reimburse the several Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in investigating or preparing to market or marketing the Shares.

     (b) Any additional expenses incurred as a result of the sale of the Shares by the Selling Shareholders will be borne collectively by the Company and the Selling Shareholders. The provisions of this Section 6.II.(b) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Shareholders and the Company hereby agree to pay, but shall not affect any agreement which the Selling Shareholders and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Shareholders hereunder to the several Underwriters.

     (c) In addition to its other obligations under Section 7(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                                        [29]

     (d) In addition to its other obligations under Section 7(b) hereof, each Selling Shareholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 7(b) hereof, he will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Selling Shareholders's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to such Selling Shareholder together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Underwriters within thirty days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

     (e) In addition to their other obligations under Section 7(c) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(c) hereof, they will reimburse the Company and each Selling Shareholder on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and each such Selling Shareholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and each such Selling Shareholder shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and each such Selling Shareholder within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

     (f) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 6.II.(c) and 6.II.(d) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 6.II.(c) and 6.II.(d) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 7(a) and 7(c) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8 hereof.

     7.   INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any

                                        [30]
reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which such Underwriter or such person may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein; and, provided further, that the indemnity agreement provided in this Section 7(a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or expenses based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Securities Act and the Securities Act Rules (provided that copies of the Prospectus shall have been provided to such Underwriter in a timely fashion by the Company in compliance with Section 6.I.(d). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Selling Shareholder (to the extent set forth below), severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which such Underwriter or such person may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Selling Shareholder herein contained or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder specifically for use therein, and will reimburse each Underwriter and each such person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such person in connection with investigating, defending, settling,


                                      [31]
compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the indemnity agreement provided in this
Section 7(b) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or expenses based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected has not been sent or given to such person within the time required by the Securities Act and the Securities Act Rules (provided that copies of the Prospectus shall have been provided to such Underwriter in a timely fashion by the Company in compliance with
Section 6.I.(d)); and provided further, that such Selling Shareholder shall only be liable under this paragraph for an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder to the Underwriters pursuant to this Agreement minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Shareholder pursuant to this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have.

     (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained or (ii)any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in any written information furnished to the Company by such Underwriter, directly or through you, specifically for use in therein; provided, however, that the obligation of each Underwriter to indemnify the Company and the Selling Shareholders (including any controlling person, director or officer thereof) shall be limited to an amount equal to the initial public offering price of the Company Firm Shares sold by the Company to the Underwriters pursuant to this Agreement minus the amount of the underwriting discount paid thereon to the Underwriters by the Company pursuant to this Agreement, or, with respect to a Selling Shareholder, an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder to the Underwriters pursuant to this Agreement minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Shareholder pursuant to this Agreement.

     (d) The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of liability for which they each shall be responsible pursuant to Section 7(a) and Section 7(b) hereof.

     (e) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Sections 7(a), 7(b) or 7(c) shall be available to any party who shall fail to give notice as provided in this Section 7(e) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve


                                      [32]
it from any liability that it may have to any indemnified party for contribution or indemnification otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its separate counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

     (f) The provisions of this Section 7 and of Section 8 hereto relating to the indemnification and contribution obligations of the Company and the Selling Shareholders to the Underwriters and of the Underwriters to the Company and the Selling Shareholders supersede the indemnification and contribution provisions contained in any registration rights or other agreements or instruments between the Company and any of their respective securityholders.

     8.   CONTRIBUTION.

     In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(a), 7(b) or 7(c) is due in accordance with its terms but for any reason is held to be unavailable from the indemnifying party, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as the Selling Shareholders, persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the untrue statements or omissions or alleged untrue statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders


                                      [33]
and the Underwriters shall be deemed to be in the same proportion as (i) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company and the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (ii) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount, (iii) in no case shall a Selling Shareholder be liable or responsible for any amount in excess of the total proceeds received by such Selling Shareholder from the sale of the Shares sold by such Selling Shareholder to the Underwriters (net of underwriting discounts) and (iv) no Selling Shareholder shall be required to contribute any amount under this Section 8 unless the losses, claims, damages, liabilities and expenses which are the subject hereof arise out of or are based on statements included in a preliminary prospectus, the Registration Statement or the Prospectus, any amendment or supplement thereto, or not included therein, on the basis of information furnished in writing to the Company by such Selling Shareholder specifically for use therein; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or a Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be, subject in each case to clauses (i),
(ii), (iii) and (iv) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

     The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of Sections 7 and 8 hereof, and are fully informed regarding said provisions. They further acknowledge that the provisions of Sections 7 and 8 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company and their businesses in order to assure that adequate disclosure is


                                      [34]
made in the Registration Statement and the Prospectus as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of Sections 7 and 8 hereof, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under Sections 7 or 8 hereof and further agree not to attempt to assert any such defense.

     9.  EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

     (a) This Agreement shall become effective at the earlier of (i) 9:30 A.M., New York time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the initial public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the initial public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 11 before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 6.II.(a), 7 and 8 hereof.

     (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company or any Selling Shareholder shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, wind earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your reasonable judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the reasonable opinion of the Representatives, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company shall, in accordance with the provisions of Section 6.II.(b) hereof, reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder, including, but not limited to, the costs and expenses set forth in Section 6.II.(a). Any


                                      [35]
termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 7 and 8 hereof.

     If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 9 you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

     No Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholders or to the other Underwriters for damages occasioned by its failure or refusal.

     10.  SUBSTITUTION OF UNDERWRITERS.

     If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under
Section 9) to purchase and make payment for on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives shall use diligent efforts to find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case within 24 hours after notification of the defaulting underwriter and upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

     (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the non-defaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

     (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

     In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for


                                      [36]
the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholders and without liability on the part of the Company and the Selling Shareholders to any nondefaulting Underwriter, except in both cases as provided in Sections 6.II., 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

     11.  MISCELLANEOUS.

     The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder, the Company, or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

     This Agreement has been and is made for the benefit of the Underwriters, the Company, the Selling Shareholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Company or the Selling Shareholders, and directors and officers of the Company, the Selling Shareholders, if any, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

     All notices and communications hereunder shall be in writing and mailed or delivered or by facsimile or telegraph if subsequently confirmed in writing, (a) if to the Representatives, CIBC Oppenheimer Corp., Oppenheimer Tower, World Financial Center, New York, New York 10281; telephone number
(212) 667-7000; facsimile number (212) 667-5851; Attention: Stanley B. Stern; (b) if to the Company, to STB Systems, Inc., 1651 North Glenville Drive, Richardson, Texas 75081; telephone number (972) 234-8750; facsimile number (972) 680-7153; Attention: Bryan F. Keyes; and (c) if to a Selling Shareholder, to the address set forth in their respective Custody Agreements.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the choice of law or conflicts of laws principles thereof.

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


                                      [37]

     Please confirm that the foregoing correctly sets forth the agreement among us by signing and returning to us seven counterparts of this Agreement.

                                   Very truly yours,

                                   STB SYSTEMS, INC.


                                   By:
                                      -------------------------------------
                                        William E. Ogle
                                        Chairman of the Board

                                   SELLING SHAREHOLDERS


                                   By:
                                      -------------------------------------
                                         As Attorney-in-Fact acting on
                                         behalf of each of the Selling
                                         Shareholders named in Schedule II
                                         to this Agreement



Confirmed:

CIBC OPPENHEIMER CORP.
HAMBRECHT & QUIST LLC
HOAK BREEDLOVE WESNESKI & CO.
THE BUCKINGHAM RESEARCH GROUP, INCORPORATED

Acting severally on behalf of
themselves and as representatives of the several
Underwriters named in Schedule I to this Agreement.

By CIBC Oppenheimer Corp.



By:
   -------------------------------
     Stanley B. Stern
     Managing Director





                                      [38]

                                    SCHEDULE I

                                                          NUMBER OF
                                                       FIRM SHARES TO
                        NAME                            BE PURCHASED
----------------------------------------------------   --------------
  CIBC Oppenheimer Corp. . . . . . . . . . . . . . .
  Hambrecht & Quist LLC. . . . . . . . . . . . . . .
  Hoak Breedlove Wesneski & Co.. . . . . . . . . . .
  The Buckingham Research Group, Incorporated. . . .









                                                         ---------

  Total    . . . . . . . . . . . . . . . . . . . . .     3,000,000
                                                         ---------
                                                         ---------

                                 SCHEDULE II


                                                                  NUMBER OF OPTION
                                                                SHARES TO BE SOLD IF
                                      NUMBER OF FIRM SHARES        MAXIMUM OPTION
                                           TO BE SOLD                 EXERCISED
                                      ---------------------     --------------------
COMPANY. . . . . . . . . . . . . . .        2,275,000                  225,000

SELLING SHAREHOLDERS:
     William F. Ogle . . . . . . . .           75,000                   75,000
     William D. Balthaser, Jr. . . .           75,000                   75,000
     Mark S. Sims. . . . . . . . . .           75,000                   75,000
                                            ---------                  -------

          Total. . . . . . . . . . .        3,000,000                  450,000
                                            ---------                  -------
                                            ---------                  -------